UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2025
Warby Parker Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40825 (Commission File Number)	80-0423634 (IRS Employer Identification No.)

233 Spring Street, 6th Floor East New York, New York (Address of Principal Executive Offices)	10013 (Zip Code)
(646) 847-7215
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	WRBY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02   Results of Operations and Financial Condition

On August 7, 2025, Warby Parker Inc. (the “Company”) issued a press release announcing the Company’s financial results for the second quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 4, 2025, Steve Miller, the Company’s Chief Financial Officer and principal accounting officer, notified the Company of his intent to resign to pursue a new opportunity outside of the industry, effective as of the close of business on October 1, 2025 (the “Resignation Date”). Mr. Miller’s decision to resign was not due to any disagreement relating to the Company’s operations, policies or practices.
Following Mr. Miller’s resignation, Dave Gilboa, the Company’s Co-Chief Executive Officer, will assume the roles of principal financial officer and principal accounting officer effective on the Resignation Date, on an interim basis until the Company appoints a successor Chief Financial Officer. Mr. Gilboa will work in close partnership with the Company’s tenured financial and accounting leadership teams to enable a seamless transition.

Mr. Gilboa’s biographical information and business experience, and a description of related person transactions involving Mr. Gilboa, can be found under the “Class II Directors (Terms to Expire at the 2026 Annual Meeting)” and “Certain Relationships and Related Party Transactions” sections, respectively, in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2025, and such disclosures are incorporated herein by reference. Mr. Gilboa’s compensatory arrangements will not change as a result of this appointment.

Item 9.01   Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by the Company dated August 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARBY PARKER INC.

Dated: August 7, 2025	By:	/s/ Steve Miller
Steve Miller
Chief Financial Officer